Exhibit 10.32

EXECUTION VERSION

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement (this “Amendment”) is made as of February 10, 2021, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), MIZUHO BANK, LTD., as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Amended and Restated Term Loan Agreement, dated as of December 20, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.         DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.         AMENDMENTS. Upon the effectiveness of this Amendment, the Loan Agreement is amended as follows (as so amended, the “Amended Loan Agreement”).

(a)         Section 1.1 of the Loan Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“Affected Financial Institution” shall mean (a) any EEA Financial Institution, or (b) any UK Financial Institution.

“Europe Acquisition” shall mean the acquisitions by the Buyer as contemplated by the Europe Acquisition Agreement in effect as of January 13, 2021.

“Europe Acquisition Agreement” shall mean the Agreement for the Sale and Purchase of the Towers Europe Division of Telxius Telecom, S.A. dated January 13, 2021 between the Seller and Buyer.

“Latam Acquisition” shall mean the acquisitions by the Buyer as contemplated by the Latam Acquisition Agreement in effect as of January 13, 2021.

“Latam Acquisition Agreement” shall mean the Agreement for the Sale and Purchase of the Towers Latam Division of Telxius Telecom, S.A. dated January 13, 2021 between the Seller and Buyer.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Specified Acquisition” shall mean the Europe Acquisition or the Latam Acquisition.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)         Section 1.1 of the Loan Agreement is amended to amend and restate the following defined terms in their entirety:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Designated Person” shall mean a person or entity (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order (as defined in the definition of “Sanctions Laws and Regulations”), (b) named as a “Specifically Designated National and Blocked Person” on the most current list published by the U.S. Department of the Treasury Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list (the “SDN List”), (c) any Person listed in any Sanctions-related list of designated Persons maintained by the United Nations Security Council, the European Union, the United Kingdom or any EU member state, (d) any Person operating, organized or resident in a Sanctioned Country or (e) in which an entity or person on the SDN List (or any combination of such entities or persons) has 50% or greater direct or indirect ownership interest or that is otherwise controlled, directly or indirectly, by an entity or person on the SDN List (or any combination of such entities or persons).

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(c)        Section 4.1(n) of the Loan Agreement is amended and restated in its entirety as follows:

Designated Persons; Sanctions Laws and Regulations. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors or officers is a Designated Person. The Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors, are in compliance with Anti-Corruption Laws and applicable Sanctions Laws and Regulations, in each case, in all material respects.

(d)         Section 7.1(g) of the Loan Agreement is amended to replace the word “$2,500,000,000” with “$3,000,000,000”.

(e)         Section 7.1(j) of the Loan Agreement is amended to delete the word “and” at the end thereof.

(f)        Section 7.1(k) of the Loan Agreement is amended to replace the word “$2,500,000,000” with “$3,000,000,000” and to delete the word “and” at the end thereof.

(g)        Section 7.1(l) of the Loan Agreement is amended to replace the period at the end thereof with the words “; and”, and to add a new Section 7.1(m) at the end thereof, which shall read as follows:

“(m)        Unsecured Indebtedness incurred by the Borrower to finance all or a portion of the Latam Acquisition and/or the Europe Acquisition.”

(h)        Section 7.6 of the Loan Agreement is amended and restated in its entirety as follows:

As of the end of each fiscal quarter, the Borrower shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than 6.00 to 1.00; provided that in lieu of the foregoing, for any such date occurring after a Qualified Acquisition (as defined below) and on or prior to the last day of the fourth full fiscal quarter of the Borrower after the consummation of such Qualified Acquisition, the Borrower will not permit such ratio as of such date to exceed (i) if such Qualified Acquisition is the first Specified Acquisition that is consummated, 7.50 to 1.00 or (ii) otherwise, 7.00 to 1.00.

“Qualified Acquisition” means an Acquisition by the Borrower or any Subsidiary which has been designated to the Lenders by an authorized officer of the Borrower as a “Qualified Acquisition” so long as, on a pro forma basis after giving effect to such Acquisition, the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Borrower (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to such acquisition would be no less than 5.00 to 1.00; provided that (i) no such designation may be made with respect to any Acquisition prior to the end of the fourth full fiscal quarter following the completion of the most recently consummated Qualified Acquisition unless the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Borrower (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to the consummation of such Acquisition was no greater than 5.50 to 1.00, (ii) the aggregate consideration for such Acquisition (including the aggregate principal amount of any Indebtedness assumed thereby) is equal to or greater than $850,000,000 and (iii) the Borrower may designate no more than three (3) such Acquisitions (which shall be deemed to include the first Specified Acquisition that is consummated) as a “Qualified Acquisition” during the term of this Agreement.

(i)        Section 7.10 of the Loan Agreement is amended and restated in its entirety as follows:

The Borrower shall not, nor shall the Borrower permit any of its Subsidiaries to, use the proceeds of any Loan directly, or to the Borrower’s knowledge indirectly, to fund any operations in, finance any investments or activities in, or make any payments to a Designated Person or a Sanctioned Country, in material violation of Anti-Corruption Laws or in any manner that would result in the violation by any party hereto of any Sanctions Laws and Regulations.

(j)        Section 8.1(h) of the Loan Agreement is amended to replace the two references to the word “$400,000,000” with “$500,000,000”.

(k)         Section 8.1(j) of the Loan Agreement is amended to replace the two references to the word “$400,000,000” with “$500,000,000”.

(l)        Section 11.20 of the Loan Agreement is amended and restated in its entirety as follows:

Section 11.20    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)        the effects of any Bail-In Action on any such liability, including, if applicable:

(i)        a reduction in full or in part or cancellation of any such liability;

(ii)        a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii)        the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority.

3.        BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Amended Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4.        EFFECTIVENESS. This Amendment shall become effective upon:

(a) the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders; and

(b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

5.        COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

6.        GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

7.        MISCELLANEOUS.

(a)        On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)        On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

By:/s/RODNEY M. SMITH
Name: Rodney M. Smith
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to A&R Term Loan Agreement]

MIZUHO BANK, LTD.,
as Administrative Agent

By:/s/TRACY RAHN

Name: Tracy Rahn
Title: Executive Director

BANK OF AMERICA, N.A.,
as Lender

By:/s/KYLE OBERKROM

Name: Kyle Oberkrom
Title: Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Lender

By:/s/ANNIE DORVAL

Name: Annie Dorval
Title: Authorized Signatory

BARCLAYS BANK PLC,
as Lender

By:/s/MARTIN CORRIGAN

Name: Martin Corrigan
Title: Vice President

JPMorgan Chase Bank, N.A.,
as Lender and Joint Lead Arranger

By:/s/JOHN KOWALCZUK

Name: John Kowalczuk
Title: Executive Director

[Signature Page to First Amendment to A&R Term Loan Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as Lender

By:/s/BRIAN CROWLEY

Name: Brian Crowley
Title: Managing Director

By:/s/MIRIAM TRAUTMANN

Name: Miriam Trautmann
Title: Senior Vice President

MUFG Bank, Ltd.,
as Lender

By:/s/MARLON MATHEWS

Name: Marlon Mathews
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Lender

By:/s/SHELLY YU

Name: Shelley Yu
Title: Director

Sumitomo Mitsui Banking Corporation,
as a Lender

By:/s/MICHAELMAGUIRE

Name: Michael Maguire
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as Lender

By:/s/MICHELLE C. PHILLIPS

Name: Michelle C. Phillips
Title: Managing Director

[Signature Page to First Amendment to A&R Term Loan Agreement]

GOLDMAN SACHS BANK USA,
as Lender

By:/s/ THOMAS M. MANNING

Name: Thomas M. Manning
Title: Authorized Signatory

ING Capital LLC,
as Lender

By:/s/PIM ROTHWEILER

Name: Pim Rothweiler
Title: Managing Director

By:/s/SHIRIN FOZOUNI

Name: Shirin Fozouni
Title: Director

STANDARD CHARTERED BANK,
as Lender

By:/s/JAMES BECK

Name: James Beck
Title: Associate Director

PNC Bank, National Association,
as Lender

By:/s/BRANDON K. FIDDLER

Name: Brandon K. Fiddler
Title: Senior Vice President

CoBank, ACB, as a Lender

By:/s/GLORIA HANCOCK

Name: Gloria Hancock
Title: Managing Director

[Signature Page to First Amendment to A&R Term Loan Agreement]

BANCO DE SABADELL, S.A. MIAMI BRANCH,
as Lender

By:/s/ENRIQUE CASTILLO

Name: Enrique Castillo
Title: Head of Corporate Banking

American Savings Bank, F.S.B.,
as Lender

By:/s/CYD MIYASHIRO

Name: Cyd Miyashiro
Title: Vice President

CITY NATIONAL BANK,
as Lender

By:/s/DIANE MORGAN

Name: Diane Morgan
Title: Vice President

People’s United Bank, National Association,
as Lender

By:/s/KATHRYN WILLIAMS

Name: Kathryn Williams
Title: SVP

U.S. Bank National Association,
as Lender

By:/s/PAUL WEISSENBERGER

Name: Paul Weissenberger
Title: Senior Vice President

[Signature Page to First Amendment to A&R Term Loan Agreement]

Bank of Communications Co., Ltd.,
New York Branch,
as a Lender

By:/s/Xuetao WANG

Name: Xuetao Wang
Title: Senior Vice President

[Signature Page to First Amendment to A&R Term Loan Agreement]